UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2017 (October 31, 2017)

National Art Exchange, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-199967	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, 24Fl, Unit 24196

New York NY 10080

(Address of Principal Executive Offices)

+646-512-5855

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Termination of the Share Exchange Agreement

As previously reported on our Current Report on Form 8-K filed on September 19, 2017, on September 15, 2017, a certain share exchange agreement (the “Agreement”) was entered into by and among the registrant, National Art Exchange, Inc., a Nevada corporation (the “PubCo” or the “Company”), National Art Exchange LLC, a Delaware (the “DECo”), and the members of DECo (collectively, “DECo Members”, together with the Pubco and DECo, the “Parties”), whereby, upon execution of the Agreement, in exchange for the DECo Interests (the “Exchange”), PubCo issued to the DECo Members an aggregate of 100,000,000 newly issued shares of Common Stock (the “Exchange Shares”).

On October 31, 2017, the parties entered into a Termination Agreement and Release (the “Termination Agreement”). The Termination Agreement terminates the Agreement and any and all related agreements (collectively, the “Transaction Documents”) and rescinds the Exchange. Pursuant to the Termination Agreement, all of the shares of Exchange Shares issued by the PubCo are cancelled, and all of the DECo Interests received by the PubCo pursuant to the Transaction Documents are cancelled and returned to the DECo Members. The transaction contemplated in the Agreement closed on the same day.

Reference is made to the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing is only a brief description of the material terms of the Agreement and Termination Agreement, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

Securities Purchase Agreement

The Company entered into a Securities Purchase Agreement (the “SPA”) with DECo, a related party of the Company, or its designee(s) (the “Investor”), dated October 31, 2017. Pursuant to the SPA, Investor purchased 100,000,000 shares of the common stock of the Company, par value $0.001 per share, for an aggregate price of $320,000 (the “Shares”) in a private sale transaction (the “Private Sale”). The Private Sale contemplated in the SPA closed on the same day.

The Shares issued in the Private Sale are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

A form of the SPA is attached hereto as Exhibit 10.2. The foregoing is only a brief description of the material terms of the SPA, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure in Item 1.01 above regarding the rescission of the previously reported issuance of Exchange Shares is incorporated herein by reference. The Exchange Shares offered pursuant to Exchange were offered in reliance on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act and either Regulation D or Regulation S promulgated thereunder, as the case maybe.

The disclosure in Item 1.01 above regarding the issuance of Shares is incorporated herein by reference. The Shares issued are exempt from the registration requirements pursuant to Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits

10.1	Termination Agreement and Release, dated October 31, 2017, by and among the Company and National Art Exchange LLC, and members of National Arts Exchange LLC.

10.2	Form of Securities Purchase Agreement, by and between the Company and National Art Exchange LLC, dated October 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Art Exchange, Inc.

Date: November 3, 2017	By:	/s/ Qingxi Meng
	Name:	Qingxi Meng
	Title:	Chief Executive Officer